Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Virage Logic Corporation (the “Company”) on Form 10-K for the fiscal year ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christine Russell, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christine Russell Christine Russell
Vice President of Finance and Chief Financial Officer
(Principal Accounting Officer and Principal Financial Officer)
December 14, 2006